                                                                    Exhibit 23.4


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in Amendment No. 2 to this registration statement on Form S-4 (File No. 333-34585) of our report dated April 11, 1997, on our audit of the financial statements of Bond Holdings, Inc. We also consent to the reference to our firm under the caption "Experts".



/s/ Coopers & Lybrand L.L.P

Newport Beach, California
October 30, 1997